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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 10, 2002

                          Allied Waste Industries, Inc.

               (Exact name of registrant as specified in charter)


                                    Delaware

                 (State or other jurisdiction of incorporation)

         0-19285                            88-0228636

(Commission File Number)        (IRS Employer Identification No.)



15880 N. Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                  85260
(Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable

          (Former name or former address, if changed since last report)

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Item 9.       Regulation FD Disclosure

Arthur Andersen LLP (Andersen) served as independent auditors for Allied Waste Industries, Inc. (Allied, we or the Company) for the calendar year ending December 31, 2001.

The Audit Committee of the Board of Directors is reviewing the selection of independent public accountants to audit the consolidated financial statements for the year ending December 31, 2002 in light of developments affecting Andersen. We are considering the qualifications of Andersen, which has served as independent auditor of the Company for many years, together with the qualifications of other independent public accounting firms. During the second quarter of 2002, the Audit Committee expects to make a recommendation to the Board for an independent public accountant. No formal action with respect to Andersen is expected to be taken at the Annual Meeting on May 29, 2002.

During Allied's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through April 10, 2002, there were no disagreements between the Company and Andersen on any matter or accounting principles or practices, financial statement disclosure, auditing scope or procedure. Also during those time periods, there have been no reportable events as described under Item 304 (a) (1) (v) of Regulation S-K.

The audit reports of Andersen on the consolidated financial statements of Allied and its subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.


Safe Harbor for Forward-Looking Statements
Certain matters discussed in this Form 8-K are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially including, without limitation, (1) continuing weakness in the U.S. economy in 2002 may cause a decline in the demand for the Company's services (particularly in the commercial and industrial sectors), a decline in the price of commodities sold by the Company, increased competitive pressure on pricing and generally make it more difficult for the Company to predict economic trends; (2) the Company may be impeded in the successful integration of acquired businesses and its market development efforts; (3) a change in interest rates or a reduction in the Company's cash flow could impair the Company's ability to service and reduce its debt obligations; (4) volatility in interest rates may, among other things, affect earnings due to possible mark to market changes on certain interest rate hedges;
(5) divestitures by the Company may not raise funds exceeding financing needed for acquisitions in 2002; and (6) severe weather conditions could impair the Company's operating results.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 2001. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                     ALLIED WASTE INDUSTRIES, INC.


  By:                     /s/ THOMAS W. RYAN
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                            Thomas W. Ryan
          Executive Vice President & Chief Financial Officer



Date:  April 10, 2002